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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)          April 21, 2003
                                                  ------------------------------

                                MERCK & CO., Inc.
 -------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                   New Jersey
 -------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           1-3305                                        22-1109110
-----------------------------------         ------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)


  One Merck Drive, PO Box 100, Whitehouse Station, NJ          08889-0100
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                 (Zip Code)


Registrant's Telephone Number, Including Area Code        (908) 423-1000
                                                   -----------------------------




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Item 7. Financial Statements and Exhibits
-----------------------------------------

     (c)  Exhibits
          --------

     Exhibit 99.1 Press release issued April 21, 2003            Filed with
                  regarding earnings for first quarter 2003      this document

     Exhibit 99.2 Certain supplemental information               Filed with
                  not included in the press release              this document



Item 9. Regulation FD Disclosure
--------------------------------

 Incorporated by reference is a press release issued by the Registrant on April 21, 2003, regarding earnings for the first quarter 2003, attached as Exhibit
 99.1. Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99.2. This information is being furnished pursuant to Item 12 - Results of Operations and Financial Condition, of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.





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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              MERCK & CO., Inc.




Date:  April 21, 2003                         By: /s/ Debra A. Bollwage
                                                  ----------------------------
                                                   DEBRA A. BOLLWAGE
                                                   Assistant Secretary


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                                  EXHIBIT INDEX
                                  -------------



Exhibit
Number             Description
------             -----------

 99.1              Press release issued April 21, 2003
                   regarding earnings for first quarter 2003

 99.2              Certain supplemental information not
                   included in the press release